Filed Pursuant to Rule 497(a)
File No. 333-227124
Rule 482ad

Prospect Capital Corporation Announces Public Offering of Convertible Notes due 2025

NEW YORK, February 26, 2019 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”) today announced that it is offering, subject to market and other conditions, $150 million in aggregate principal amount of unsecured convertible notes due 2025 (the “Notes”) in an underwritten public offering. Prospect also intends to grant the underwriters for the offering a 13-day over-allotment option to purchase up to an additional $22.5 million aggregate principal amount of the Notes.
The Notes will mature on March 1, 2025, unless earlier converted, repurchased or redeemed in accordance with their terms. The Notes will be convertible into shares of Prospect's common stock at a conversion rate to be determined. Interest on the Notes will be payable semi-annually in arrears on March 1 and September 1 of each year, commencing on September 1, 2019. The interest rate, the conversion rate and other terms of the Notes will be determined at the time of pricing of the offering.
Prospect expects to use a portion of the net proceeds from the sale of the Notes to repurchase from time to time a portion of its 4.75% senior convertible notes due 2020 (the "2020 Notes"). As of February 25, 2019, the estimated asset coverage of the 2020 Notes was 1556.5%, accounting for Prospect's recent issuances of debt in the amount of $38.5 million. Prospect's most recently approved net asset value was as of December 31, 2018. The asset coverage ratio is the amount of our total assets, less all our liabilities and indebtedness not represented by senior securities (as defined in the Investment Company Act of 1940), divided by the amount of the 2020 Notes. Accordingly, we advise you that our actual asset coverage ratio may differ materially from these estimates, which are given only as of February 25, 2019, as a result of the completion of our financial closing procedures, final adjustments and other developments, including changes in the businesses to whom we have made loans. Prospect intends to use the remainder of the net proceeds of the offering to repay debt under its credit facility and to invest in high quality short term debt investments, and/or make long term investments in accordance with its investment objective.
Goldman Sachs & Co. LLC, Barclays and RBC Capital Markets will serve as the underwriters for the offering.
The offering of the Notes may be made only by means of a prospectus and a related prospectus supplement, a copy of which may be obtained by contacting: (1) Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, telephone: (212) 902-1171 or email: prospectus-ny@ny.email.gs.com; (2) Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: (888) 603-5847 or email: Barclaysprospectus@broadridge.com; (3) RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, NY 10281-8098, Attention: Equity Syndicate, telephone: (877) 822-4089 or email: equityprospectus@rbccm.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of these securities, in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.
ABOUT PROSPECT CAPITAL CORPORATION
Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). Prospect is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to Prospect could have an adverse effect on Prospect and our shareholders.
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.
For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectstreet.com
Telephone: (212) 448-0702